UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2008

RUBICON FINANCIAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-29315	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19200 Von Karman Avenue, Suite 350 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 798-7220

Copies of Communications to:

Stoecklein Law Group

4695 MacArthur Court, 11th Floor

Newport Beach, CA 92660

(949) 798-5541

Fax (949) 258-5112

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2007, the Registrant originally entered into an agreement and plan of merger (the “Merger Agreement”) by and among the Registrant, RFI Sub, Inc., a California corporation and wholly-owned subsidiary of the Registrant (“Merger Sub”), and Grant Bettingen, Inc. (“GBI”). On September 7, 2007, the Registrant, Merger Sub, and GBI entered into Amendment No. 1 to the Merger Agreement, whereby the termination date of the Merger was extended from January 31, 2008 to March 31, 2008. Concurrent with the Amendment, the Registrant purchased 15% of GBI prior to the consummation of the Merger. Under the terms of the Merger Agreement, Merger Sub will be merged with and into GBI, with GBI as the surviving corporation and new wholly owned subsidiary of the Registrant.

The foregoing description of the Merger Agreement and Amendment No. 1 to the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement filed as Exhibit 2.7 to the Form 8-K filed on July 5, 2007 and Amendment No. 1 filed as Exhibit 2.7(b) to the Form 8-K filed on September 14, 2007.

On January 23, 2008, the Registrant, Merger Sub, and GBI entered into Amendment No. 2 to the Merger Agreement. Pursuant to the amendment, Section 8.1 of the Merger Agreement was amended to extend the termination date of the Merger from March 31, 2008 to June 30, 2008. In addition, the Registrant deposited $200,000 with GBI, which shall be used by GBI to maintain its net capital at $200,000. If the CMA (as defined in the Merger Agreement) is not approved by the FINRA, GBI shall immediately return the $200,000 to the Registrant.

The foregoing description of the Amendment No. 2 to the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 2, attached to this Current Report as Exhibit 2.7(c) and is incorporated into this Item by reference.

The completion of the merger is subject to the satisfaction of several conditions, including the following: (i) the FINRA approval of GBI’s Continuation in Membership Application; (ii) the execution of employment agreements between the Surviving Entity and key GBI employees; the execution of an employment agreement between the Registrant and Grant Bettingen as well as a non-competition agreement from Grant Bettingen; (iv) the delivery by GBI of audited financial statements; and (v) such other customary conditions with respect to transactions of this type.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits

Exhibit Number	Description
2.7(c)	Amendment No.2 to the Merger Agreement among Rubicon Financial Incorporated, RFI Sub, Inc. and Grant Bettingen, Inc., dated January 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Financial Incorporated

By:/s/ Joseph Mangiapane, Jr.

Joseph Mangiapane, Jr., Chief Executive Officer

Date: January 23, 2008

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